                                                                    EXHIBIT 10.4
                              SECOND AMENDMENT TO
                          FOURTH AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                             FIRST INDUSTRIAL, L.P.

     The undersigned, being the sole general partner of First Industrial, L.P. (the "Partnership"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Fourth Amended and Restated Limited Partnership Agreement, dated June 6, 1997 (as amended by the first amendment thereto dated June 20, 1997 [the "First Amendment"], the "Partnership Agreement"), does hereby amend the Partnership Agreement as follows:

     Capitalized terms used but not defined in this Second Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.

     1. Additional Limited Partners. The Persons identified on Schedule 1 hereto are hereby admitted to the Partnership as Additional Limited Partners owning the number of Units and having made the Capital Contributions set forth on such Schedule 1. Such persons hereby adopt the Partnership Agreement. The General Partner hereby consents to the assignment of all Units of the Additional Limited Partners identified as transferors on Schedule 2 hereto to their equity owners identified as transferees and in the amounts set forth on such Schedule 2, and to the admission to the Partnership as Substituted Limited Partners of such transferees, and such transferees are hereby admitted to the Partnership as Substituted Limited Partners.

     2. Schedule of Partners. Exhibit 1B to the Partnership Agreement is hereby deleted in its entirety and replaced by Exhibit 1B hereto which identifies the Partners following consummation of the transactions referred to in Section 1 hereof.

     3. Protected Amounts. In connection with the transactions consummated pursuant to that certain Contribution Agreement (the "Contribution Agreement"), dated __________, 1997, by and between FR Acquisitions, Inc., a Maryland corporation (it having assigned its entire right, title and interest in and to the Contribution Agreement to the Partnership), and the other parties listed on the signature pages of the Contribution Agreement, certain Protected Amounts are being established for the Additional Limited Partners admitted pursuant to this Second Amendment, which Protected Amounts are reflected on Exhibit 1D attached hereto and shall be incorporated as part of Exhibit 1D of the Partnership Agreement.

     4. Certain Corrections. In order to correct certain typographical errors, the Partnership Agreement is hereby amended, effective from the time of such typographical errors, as follows:

      (a) The second line of Section 5.2(A)(1) is amended by deleting the word "Profits" therefrom and substituting the word "Losses" in its place and stead.

      (b) The first line of Section 5.2(A)(4) is amended by deleting the word "Losses" therefrom and substituting the word "Profits" in its place and stead.

      (c) The first line of Section 5.2(A)(5) is amended by deleting therefrom, in its entirety, the phrase "until the cumulative Profits" and substituting the phrase "in proportion to the cumulative Losses" in its place and stead.

     5. Ratification. Except as expressly modified by this Second Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.

Dated:  June ___, 1997

         [THE REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK;
                           SIGNATURE PAGE TO FOLLOW]

                                   EXHIBIT 1B


                              SCHEDULE OF PARTNERS





GENERAL PARTNER                                      NUMBER OF UNITS
---------------                                      ---------------
First Industrial Realty Trust, Inc.                       30,135,617

LIMITED PARTNERS
----------------
Daniel R. Andrew, TR of the Daniel R.
Andrew Trust UA Dec 29 92                                    137,489

BK Columbus Venture                                           24,789

John E. de B Blockey, TR of the John E.
De B Blockey Trust                                             8,187

Michael W. Brennan                                             7,587

Edward Burger                                                  9,261

National Discount Brokers
NBD Acct. # 4KB-432708                                           770

National Discount Brokers
NBD Acct. # 4KB-432690                                           770


LIMITED PARTNERS                                    NUMBER OF UNITS
--------------------------------------              ---------------
Henry D. Bullock & Terri D. Bullock TR
of the Henry D. & Terri D. Bullock
Trust UA Aug 28 92                                           12,551

Michael G Damone, TR of the Michael G.
Damone Trust UA Nov 4 69                                    144,296

Robert L. Denton                                              6,286

Henry E. Dietz Trust UA Jan 16 81                            36,476

W. Allen Doane TR of the W. Allen
Doane Trust UA May 31, 91                                     4,416

Timothy Donohue                                               2,000

Farlow Road Associates Limited Partnership                    2,751

Thelma C. Gretzinger Trust                                      450

Clay Hamlin & Lynn Hamlin JT TEN WROS                        15,159

Highland Associates Limited Partnership                      69,039

Robert W. Holman Jr.                                        150,134

Steven B. Hoyt                                              220,080


LIMITED PARTNERS                                        NUMBER OF UNITS
----------------                                        ---------------
Frederick K. Ito                                                  3,880

Michael W. Jenkins                                                3,831

Peter Kepic                                                       9,261

Paul T. Lambert                                                  39,737

Lambert Investment Corporation                                   13,606

LGR Investment Fund Ltd                                          22,556

Duane Lund                                                          617

Eileen Millar                                                     2,880

Linda Miller                                                      2,000

Peter Murphy                                                     56,184

Anthony Muscatello                                               81,654

North Star Associates Limited Partnership                        19,333

Arden O'Connor                                                   63,845


LIMITED PARTNERS                                        NUMBER OF UNITS
----------------                                        ---------------
Peter O'Connor                                                   66,181

Shidler Equities LP                                             254,541

Eduardo Paneque                                                   2,000

Partridge Road Associates Limited Partnership                     2,751

James C. Reynolds                                                38,697

Shadeland Associates Limited Partnership                         42,976

Shadeland Corporation                                             4,442

Jay H. Shidler                                                   65,118

Jay H. Shidler & Wallette A. Shidler
TEN ENT                                                           1,223

Michael B. Slade                                                  2,829

Kevin Smith                                                      13,571

Robert Stein                                                     56,778

S. Larry Stein                                                   56,778

LIMITED PARTNERS                                        NUMBER OF UNITS
----------------                                        ---------------
Jonathan Stott                                                 130,026

Michael T. Tomasz                                               23,868

Mark S. Whiting                                                 25,206

Holman/Shidler Investment Corporation                           22,079

Joseph Dresner                                                 149,531

The Milton Dresner Revocable Trust
dated October 22, 1976                                         149,531

The Jack Friedman Revocable Living Trust
dated March 23, 1978                                            26,005

Jernie Holdings Corp.                                          180,499

Fourbur Family Co., L.P.                                        50,478

Fourbur Co., L.L.C.                                             27,987

Jerome Lazarus                                                  18,653

Constance Lazarus                                              417,961

Susan Burman                                                   523,155


LIMITED PARTNERS                                        NUMBER OF UNITS
----------------                                        ---------------
Judith Draizin                                                 331,742

Jan Burman                                                      18,653

Danielle Draizin                                                 6,538

Heather Draizin                                                  6,538

Jason Draizin                                                   13,078

Charles T. Andrews                                                 754

Perry C. Caplan                                                  1,388

Charles S. Cook and
Shelby H. Cook, tenants in the entirety                            634

George L. Cramer, Jr.                                            2,262

Darwin B. Dosch                                                  1,388

Charles F. Downs                                                 1,508

Fitz & Smith Partnership                                         3,410

Dennis G. Goodwin and
Jeannie L. Goodwin, tenants in the entirety                      6,166


LIMITED PARTNERS                                        NUMBER OF UNITS
----------------                                        ---------------
Internal Investment Company                                      3,016

Thomas J. Johnson, Jr. and
Sandra L. Johnson, tenants in the entirety                       2,142

Nourhan Kailian                                                  2,183

Craig R. Martin                                                    754

Joseph Musti                                                     1,508

Dean A. Nachtigall                                              10,076

Jack F. Ream                                                     1,071

Glenn C. & Linda A. Rexroth                                      2,142

Andre G. Richard                                                 1,508

Edward C. Roberts and
Rebecca S. Roberts, tenants in the entirety                      8,308

W.F.O. Rosenmiller                                                 634

Edward Jon Sarama                                                  634


LIMITED PARTNERS                                        NUMBER OF UNITS
----------------                                        ---------------
David W. Smith, and
Doris L. Smith, tenants in the entirety                            754

Gary L. Smith and
Joyce A. Smith, tenants in the entirety                          1,508

SRS PARTNERSHIP                                                  2,142

Barry L. Tracey                                                  2,142

Malcolm Properties, L.L.C.                                      25,342

R.C.P. Associates,
a New Jersey limited partnership                                 3,060

The Worlds Fair V Associates,
a New Jersey general partnership                                 3,340

The Worlds Fair 25 Associates, a Limited Partnership,
a New Jersey limited partnership                                13,677

The Worlds Fair Office Associates,
a New Jersey general partnership                                 3,343

South Broad Company,
a New Jersey limited partnership                                22,534

Gamma Three Associates Limited Partnership,
a New Jersey limited partnership                                 3,338


LIMITED PARTNERS                                        NUMBER OF UNITS
----------------                                        ---------------
Ethel Road Associates,
a New Jersey limited partnership                                29,511

Jayeff Associates Limited Partnership,
a New Jersey limited partnership                                16,249

Suburban Roseland Associates, a Limited Partnership,
a New Jersey limited partnership                                 3,002

Worlds Fair Associates,
a New  Jersey general partnership                                6,134

Punia Company, L.L.C.,
a New Jersey limited liability company                           7,117

New Land Associates Limited Partnership,
a New Jersey limited partnership                                 1,664

Worlds Fair Limited Partnership,
a New Jersey limited partnership                                 1,664

                                   EXHIBIT 1D

                               PROTECTED AMOUNTS

       R.C.P. Associates,
       a New Jersey limited partnership                       $3,738,167

       The Worlds Fair V Associates,
       a New Jersey general partnership                       $4,592,189

       The Worlds Fair 25 Associates, a Limited Partnership,
       a New Jersey limited partnership                       $1,268,901

       The Worlds Fair Office Associates,
       a New Jersey general partnership                       $6,150,231

       South Broad Company,
       a New Jersey limited partnership                       $6,279,754

       Gamma Three Associates Limited Partnership,
       a New Jersey limited partnership                       $1,351,264

       Ethel Road Associates,
       a New Jersey limited partnership                       $1,760,431

       Jayeff Associates Limited Partnership,
       a New Jersey limited partnership                       $740,204

       Suburban Roseland Associates, a Limited Partnership,
       a New Jersey limited partnership                       $1,934,699

       Worlds Fair Associates,
       a New  Jersey general partnership                      $7,159,019

       Punia Company, L.L.C.,
       a New Jersey limited liability company                       $0

       New Land Associates Limited Partnership,
       a New Jersey limited partnership                       $2,195,750

       Worlds Fair Limited Partnership,
       a New Jersey limited partnership                       $211,208

                                                                      SCHEDULE 1

   Additional
Limited Partners                  Number of Units       Capital Contribution
----------------                  ---------------       --------------------
R.C.P. Associates, a New
Jersey limited partnership               3,401             $  102,200.05

The Worlds Fair V
Associates, a New Jersey
general partnership                      3,340             $  100,367.00

The Worlds Fair 25
Associates, a Limited
Partnership, a New Jersey
limited partnership                     13,677             $  410,993.85

The Worlds Fair Office
Associates, a New Jersey
general partnership                      3,343             $  100,457.15

South Broad Company, a New
Jersey limited partnership              22,534             $  677,146.70

Gamma Three Associates
Limited Partnership, a New
Jersey limited partnership               3,341             $  100,397.00

Ethel Road Associates, a
New Jersey limited
partnership                             33,353             $1,002,257.65

Jayeff Associates Limited
Partnership, a New Jersey
limited partnership                     18,846             $  566,322.30

Suburban Roseland
Associates, a Limited
Partnership, a New Jersey
limited partnership                      3,336             $  100,246.80

Worlds Fair Associates, a
New  Jersey general
partnership                              6,134               $184.326.70

New Land Associates Limited
Partnership, a New Jersey
limited Partnership                      1,664             $   50,000.00


   Additional
Limited Partners                  Number of Units       Capital Contribution
----------------                  ---------------       --------------------
Worlds Fair Limited
Partnership, a New Jersey
limited partnership                      1,664             $   50,000.00

                                                                      SCHEDULE 2



        Transferror                  New Holder           Units  Capital Account
---------------------------  ---------------------------  -----  ---------------
Ethel Road Associates, a     Punia Company, L.L.C., a
New Jersey limited           New Jersey limited
partnership                  liability company            3,842       $42,731.10

Jayeff Associates Limited    Punia Company, L.L.C., a
Partnership, a New Jersey    New Jersey limited
limited partnership          liability company            2,597       $78,039.85

R.C.P. Associates, a New     Punia Company, L.L.C., a
Jersey limited partnership   New Jersey limited
                             liability company             341        $10,247.05

Suburban Roseland            Punia Company, L.L.C., a
Associates, a Limited        New Jersey limited
Partnership, a New Jersey    liability company             334        $10,036.70
limited partnership

Gamma Three Associates       Punia Company, L.L.C., a
Limited Partnership, a New   New Jersey limited
Jersey limited partnership   liability company              3         $    90.15